Exhibit 99.3

Dear Fusionites:

Today is an important day in Fusion’s trajectory. A few minutes ago, we announced that our company has entered into a definitive agreement with AstraZeneca, pursuant to which, AstraZeneca will acquire all of our company’s outstanding shares for a price of $21.00 per share in cash, plus a non-transferrable contingent value right (CVR) for $3.00 per share in cash payable upon achievement of a specified regulatory milestone, representing a total transaction value of up to $2.4 billion including the CVR. Fusion will become a wholly owned subsidiary of AstraZeneca, with operations continuing in Canada and the US.

The proposed transaction is reflective of Fusion’s innovative science and deep expertise in radioconjugates, and the work each of you has contributed to build value through industry-leading radiopharmaceutical research and development, a diverse clinical pipeline and manufacturing and actinium-225 supply chain capabilities. A copy of the press release announcing the transaction can be found on the Fusion website.

Building on our existing collaboration with AstraZeneca, the acquisition is an opportunity for even closer collaboration, and to benefit from the resources and capabilities available as part of a larger organization. This will allow us to elevate our respective R&D efforts in this field to accelerate the delivery of next-generation radioconjugates as potential new treatments for people living with cancer.

As you know, AstraZeneca is a global, science-led, patient-focused biopharmaceutical company. We look forward to working together to accelerate the development of FPI-2265 as a potential new treatment for prostate cancer, as well as our other clinical programs, and continuing to use our platform to develop radioconjugates as foundational regimens.

In terms of next steps, we expect the transaction to close in the second quarter of 2024, subject to satisfaction of customary conditions, including the approval of shareholders, and regulatory clearances. In the interim, while we will work with AstraZeneca on certain high-level transition planning matters, Fusion will continue to operate independently, and we will continue to stay focused on our daily responsibilities and business as usual. As such, today’s announcement will not impact our day-to-day activities. It’s imperative that we all remain focused on our commitments in all areas of our business. The patients we seek to treat depend on it.

Until closing, we will operate on a business as usual basis. Legally, both companies must continue to act as two separate organizations until the deal clears all regulatory reviews and approvals and is officially closed. The companies will be establishing integration planning teams but cannot exchange competitive or sensitive information outside those teams, and the companies cannot integrate research and development efforts, or share external messages that identify the organizations as already merged. As we near the approval or close of this acquisition, we will provide you with additional guidance and answers to your questions.

As you can imagine, this announcement is likely to generate increased amounts of inquiries regarding our company and the proposed transaction. Since it is important that we speak with one voice, please forward all investor or media calls related to this transaction to Amanda Cray, cray@fusionpharma.com.

I am deeply grateful for the commitment each of you has made to building Fusion into a leading radiopharmaceutical company, and I look forward to what comes next. Please join us for an employee meeting at 9:00am ET to discuss the news.

With thanks,

John Valliant

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the proposed transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this communication contains forward-looking statements and information regarding whether the proposed transaction will be completed, whether the CVR Agreement will be entered into, the anticipated benefits of the proposed transaction for Fusion and its Shareholders, whether approval will be received under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada), each as amended, and whether the milestone under the CVR Agreement will be achieved.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; the failure to realize the expected benefits of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2022, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, AstraZeneca and Purchaser (as defined in the Arrangement Agreement) pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Shareholders of Fusion are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares. Shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Fusion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fusion in respect of the transaction. Information about Fusion’s directors and executive officers is set forth in the proxy statement and management information circular for Fusion’s Annual General Meeting of Shareholders, which was filed with the SEC and CSA on April 27, 2023. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the proposed transaction when it becomes available.